UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported):
                       April 30, 2003 (April 29, 2003)


                          Newcastle Investment Corp.
          ----------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


  Maryland                        001-31458                      81-0559116
  --------                        ---------                      ----------
(State or other             (Commission File Number)         (IRS Employer
jurisdiction                                                 Identification No.)
of incorporation)

     1251 Avenue of the Americas, 16th Floor, New York, NY         10020
     -----------------------------------------------------         -----
        (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code  (212) 798-6100
                                                    --------------


                                Not Applicable
          ----------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

                     (c)       Exhibits


           Exhibit Reference Number        Exhibit Description
           ------------------------        -------------------

                     99.1 Press Release, dated April 29, 2003, issued by Newcastle Investment Corp.
           _________________


ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           On April 29, 2003, Newcastle Investment Corp. announced its results of operations for the quarter ended March 31, 2003. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

           The information furnished under this Item 12 on Form 8-K, including
Exhibit 99.1, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended, and incorporated by reference in any of our filings under the Securities Act of 1933, as amended, as may be specified in such filing.


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                                  SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NEWCASTLE INVESTMENT CORP.
                                           ------------------------------
                                           (Registrant)



Date: April 30, 2003                       By: /s/ Randal A. Nardone
                                           ------------------------------
                                           Name: Randal A. Nardone
                                           Title: Secretary


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                                 EXHIBIT INDEX

Exhibit No.                                Description

99.1                                       Press Release, dated April 29, 2003,
                                           issued by Newcastle Investment Corp.